UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Effective as of the 2018 Annual Meeting (the “Annual Meeting”) of Stifel Financial Corp. (the “Company”) on June 6, 2018, Frederick O. Hanser and Kelvin R. Westbrook have retired as Directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or By-Laws: Change in Fiscal Year.

As described in Item 5.07 below, at the 2018 Annual Meeting, the Company’s shareholders approved an increase in the total number of shares of stock authorized from 100,000,000 to 197,000,000; and an increase the number of shares of common stock authorized from 97,000,000 to 194,000,000.

On June 6, 2018, the Company filed a Second Amendment to the Restated Certificate of Incorporation with the Secretary of the State of Delaware, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 6, 2018 to (i) elect five members of the Board of Directors; (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement; (iii) approve an increase to the number of shares of common stock authorized for issuance; and (iv) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.

As of April 9, 2018, the record date for the Annual Meeting, there were 71,723,890 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 69,123,565 shares of common stock were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Five Directors:

The Company’s shareholders elected five directors to hold office until the 2019 annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier death, resignation or removal. The following table shows the results of the shareholders’ votes:

	For	Withhold Authority	Abstentions	Broker Non-votes
Nominees with terms ending in 2019:
Kathleen Brown	63,644,705	518,641	—	4,960,219
Ronald J. Kruszewski	62,651,216	1,512,130	—	4,960,219
Maura A. Markus	63,904,190	259,156	—	4,960,219
Thomas W. Weisel	61,893,141	2,270,205	—	4,960,219
Michael J. Zimmerman	63,878,294	285,052	—	4,960,219

Proposal 2 – To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non-votes
61,462,406	2,564,135	136,805	4,960,219

Proposal 3 – To approve an increase to the number of shares of common stock authorized for issuance:

For	Against	Abstentions	Broker Non-votes
64,870,732	4,144,878	107,955	N/A

Proposal 4 – To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstentions	Broker Non-votes
67,691,298	1,405,831	26,436	N/A

Item 9.01	Financial Statements and Exhibits.

3.1	Second Amendment to the Restated Certificate of Incorporation, dated June 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: June 6, 2018	By:	/s/ James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	President and Chief Financial Officer